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                                                                     EXHIBIT 2.5

                       AMENDMENT NO. 2 TO MERGER AGREEMENT

                           AND PLAN OF REORGANIZATION

        This Amendment No. 2 to Agreement and Plan of Merger ("Amendment") is made as of this 13th day of February, 2001, by and among New Focus, Inc., a Delaware corporation ("Parent"), Nectar Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), Globe Y. Technology, Inc., a California corporation (the "Company"), Howard Yue (the "Company Shareholder"), and with respect to Section 1.9, Article 7 and Article 9 only, Nai-Yu Pai ("Shareholder Agent"), and Cupertino National Bank & Trust, d.b.a. Greater Bay Trust Company ("Escrow Agent"), and amends that certain Merger Agreement and Plan of Reorganization, dated as of October 25, 2000, as amended and restated February 7, 2001 (the "Merger Agreement"), by and among Parent, Merger Sub, the Company and the Company Shareholder. Parent, Merger Sub, the Company and the Company Shareholder are sometimes referred to herein, individually, as a "Party," and, collectively, as the "Parties."

                                    RECITALS

        WHEREAS, the Parties mutually desire that the Merger Agreement be amended pursuant to the terms hereof; and

        WHEREAS, the Parties still wish to enter into the transactions contemplated in the Merger Agreement on such terms contained therein, as amended hereby;

        NOW THEREFORE, in consideration of the foregoing, the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to modify the Merger Agreement as follows:

                                    ARTICLE I

                                   AMENDMENTS

        A. Amendments

           1. Sections 7.3(a), (b), (c), (d), (g), (h), and (i). Each reference to "Section 7.2" shall be replaced with "Section 7.3."

           2. Section 10.2.

               (a) The reference to "Section 7.2(a)" in the definition of
                   "Certificate of Non-Employment" shall be replaced with "Section 7.3(a)."

               (b) The definition of "Escrow Agent" shall be amended in its entirety to read: "means Cupertino National Bank & Trust, d.b.a. Greater Bay Trust Company."

               (c) The definition of "Exchange Agent" shall be amended in its entirety to


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                   read: "means Equiserve Trust Company N.A."

               (d) The reference to "Section 7.2(a)" in the definition of
                   "General Escrow Fund" shall be replaced with "Section
                   7.3(a)."

               (e) The reference to "Section 7.2(c)" in the definition of
                   "General Escrow Period" shall be replaced with "Section 7.3(c)."

               (f) The reference to "Section 7.2(c)" in the definition of
                   "General Settlement Amount" shall be replaced with "Section 7.3(c)."

               (g) The reference to "Section 7.2(a)" in the definition of
                   "Indemnitees" shall be replaced with "Section 7.3(a)."

               (h) The reference to "Section 7.2(b)" in the definition of "New
                   Focus Indemnitees" shall be replaced with "Section 7.3(b)."

               (i) The reference to "Section 7.2(d)(ii)" in the definition of
                   "New Shares" shall be replaced with "Section 7.3(d)(ii)."

               (j) The reference to "Section 7.2(e)(i)" in the definition of
                   "Officer's Certificate" shall be replaced with "Section 7.3(e)(i)."

               (k) The reference to "Section 7.2(j)(i)" in the definition of
                   "Shareholder Agent" shall be replaced with "Section
                   7.3(j)(i)."

               (l) The reference to "Section 7.2(b)" in the definition of
                   "Special Escrow Fund" shall be replaced with "Section
                   7.3(b)."

               (m) The reference to "Section 7.2(i)" in the definition of "Third
                   Party Claim" shall be replaced with "Section 7.3(i)."



                                   ARTICLE II

                                   BACKGROUND

        A. Definitions. All terms used herein and not otherwise defined shall have the meanings set forth in Article 10 of the Merger Agreement.

        B. Effect of Amendment; Effective Date. This Amendment amends certain provisions of the Merger Agreement; to the extent that there are any inconsistencies between this Amendment and the Merger Agreement, the terms and conditions of this Amendment shall govern. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Merger Agreement. Except as otherwise expressly provided in this Amendment, the provisions of the Merger Agreement shall remain in


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full force and effect. This Amendment is effective as of the date first written above (the "Effective Date").


                                   ARTICLE III

                  BINDING COMMITMENTS OF THE PARTIES; EXECUTION

        The provisions of this Amendment shall constitute binding commitments and agreements on the part of the Parties immediately upon the execution of this Amendment by the Parties and shall be effective as of the Effective Date. This Amendment may be executed in counterparts, which as combined, shall be fully binding and effective. Further, this Amendment may also be executed by facsimile signatures (with originals to follow to the other Parties), which facsimile signatures shall also be binding and effective.

                            [Signature page follows.]



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        IN WITNESS WHEREOF, New Focus and the Company, and with respect to
Section 1.9, Article 7 and Article 9 only, the Shareholder Agent and the Escrow Agent, have caused this Amendment to be signed by their duly authorized representatives, all as of the date first written above.



"Parent"                                          "Merger Sub"

NEW FOCUS, INC.                                   NECTAR ACQUISITION CORPORATION


By: /s/ KENNETH E. WESTRICK                       By: /s/ KENNETH E. WESTRICK
    ----------------------------                    ----------------------------
    Name:  Kenneth E. Westrick                      Name:  Kenneth E. Westrick
    Title: President                                Title: President

"Company"                                         "Company Shareholder"

GLOBE Y.  TECHNOLOGY, INC.
                                                  By:
                                                    ----------------------------
                                                    Name:  Howard Yue
By:
    ----------------------------
    Name:  Howard Yue
    Title: President

"Escrow Agent"                                    "Shareholder Agent"

                                                  By:
                                                    ----------------------------
CUPERTINO NATIONAL BANK,                            Name:  Nai-Yu Pai
D.B.A. GREATER BAY TRUST COMPANY


By:
    ----------------------------
Name:
     ---------------------------
Title:
      --------------------------


                       Signature Page to Amendment No. 2
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        IN WITNESS WHEREOF, New Focus and the Company, and with respect to
Section 1.9, Article 7 and Article 9 only, the Shareholder Agent and the Escrow Agent, have caused this Amendment to be signed by their duly authorized representatives, all as of the date first written above.



"Parent"                                          "Merger Sub"

NEW FOCUS, INC.                                   NECTAR ACQUISITION CORPORATION


By:                                               By:
    ----------------------------                    ----------------------------
    Name:  Kenneth E. Westrick                      Name:  Kenneth E. Westrick
    Title: President                                Title: President

"Company"                                         "Company Shareholder"

GLOBE Y.  TECHNOLOGY, INC.
                                                  By: /s/ HOWARD YUE
                                                    ----------------------------
                                                    Name:  Howard Yue
By: /s/ HOWARD YUE
    ----------------------------
    Name:  Howard Yue
    Title: President

"Escrow Agent"                                    "Shareholder Agent"

                                                  By: /s/ NAI-YU PAI
                                                    ----------------------------
CUPERTINO NATIONAL BANK,                            Name:  Nai-Yu Pai
D.B.A. GREATER BAY TRUST COMPANY


By:
    ----------------------------
Name:
     ---------------------------
Title:
      --------------------------



                       Signature Page to Amendment No. 2
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        IN WITNESS WHEREOF, New Focus and the Company, and with respect to
Section 1.9, Article 7 and Article 9 only, the Shareholder Agent and the Escrow Agent, have caused this Amendment to be signed by their duly authorized representatives, all as of the date first written above.



"Parent"                                          "Merger Sub"

NEW FOCUS, INC.                                   NECTAR ACQUISITION CORPORATION


By:                                               By:
    ----------------------------                    ----------------------------
    Name:  Kenneth E. Westrick                      Name:  Kenneth E. Westrick
    Title: President                                Title: President

"Company"                                         "Company Shareholder"

GLOBE Y.  TECHNOLOGY, INC.
                                                  By:
                                                    ----------------------------
                                                    Name:  Howard Yue
By:
    ----------------------------
    Name:  Howard Yue
    Title: President

"Escrow Agent"                                    "Shareholder Agent"

                                                  By:
                                                    ----------------------------
CUPERTINO NATIONAL BANK,                            Name:  Nai-Yu Pai
D.B.A. GREATER BAY TRUST COMPANY


By: /s/ CATHLEEN M. COLGAN
    ----------------------------
Name: CATHLEEN M. COLGAN
     ---------------------------
Title: VICE PRESIDENT AND
       SENIOR TRUST OFFICER
      --------------------------



                       Signature Page to Amendment No. 2